Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jochen Witte, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Poet Holdings, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Jochen Witte

President, Chief Executive Officer and Director November 11, 2003

I, Ludwig Lutter, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Poet Holdings, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Ludwig Lutter

Chief Financial Officer November 11, 2003